Exhibit 5.1

                              TROUTMAN SANDERS LLP
                                ATTORNEYS AT LAW
                         A LIMITED LIABILITY PARTNERSHIP


                              BANK OF AMERICA PLAZA
                     600 PEACHTREE STREET, N.E. - SUITE 5200
                           ATLANTA, GEORGIA 30308-2216
                             www.troutmansanders.com
                             TELEPHONE: 404-885-3000
                             FACSIMILE: 404-885-3900


                                 August 22, 2003


Mississippi Power Company
2992 West Beach Boulevard
Gulfport, Mississippi  39501

         Re:  Registration Statement on Form S-3

Ladies and Gentlemen:

         We are acting as counsel to Mississippi Power Company (the "Company") in connection with the preparation of a Registration Statement on Form S-3 (the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (1) Preferred Stock (the "Preferred Stock") to be issued by the Company, (2) Depositary Preferred Shares (the "Depositary Preferred Shares") to be issued by the Company, (3) Junior Subordinated Notes (the "Junior Subordinated Notes") to be issued by the Company, (4) Trust Preferred Securities to be issued by Mississippi Power Capital Trust III and Mississippi Power Capital Trust IV, (5) the Company's Guarantees (as defined in the Registration Statement) with respect to such Preferred Securities and (6) Senior Notes (the "Senior Notes") to be issued by the Company. The Junior Subordinated Notes will be issued pursuant to the Subordinated Note Indenture, dated as of February 1, 1997, as supplemented, between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee (the "Subordinated Note Indenture"), the Guarantees will be issued pursuant to separate guarantee agreements between the Company and the trustees named therein (the "Guarantee Agreements") and the Senior Notes will be issued pursuant to the Senior Note Indenture, dated as of May 1, 1998, as supplemented, between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee (the "Senior Note Indenture"), in each case in the respective forms filed as exhibits to the Registration Statement. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Registration Statement.

         We are of the opinion that, upon compliance with the pertinent provisions of the Act, the Trust Indenture Act of 1939, as amended, and the Public Utility Holding Company Act of 1935, as amended, upon compliance with applicable securities or blue sky laws of various jurisdictions, and upon the adoption of appropriate resolutions by the Board of Directors of the Company or a duly authorized committee thereof, when the Depositary Preferred Shares, the Preferred Stock, the Senior Notes, the Junior Subordinated Notes and the Guarantees have been issued and sold upon the terms specified in the orders of the Commission:

     (1) Upon the filing in the Office of the Secretary of State of the State of Mississippi of articles of amendment that set forth the name of the corporation, the text of the amendment determining the terms of the Preferred Stock and a statement or resolution that the amendment establishing the Preferred Stock was adopted by the Board of Directors, including the date of adoption, and when certificates for the Preferred Stock have been executed, countersigned and registered in accordance with such resolutions of the Board of Directors and the By-Laws of the Company, the shares of Preferred Stock will be legally issued, fully paid and non-assessable shares of the Company and the holders and owners thereof will be entitled to all the rights and preferences to be set forth in the articles of the Company, as amended.

     (2) Upon due authorization, execution and delivery of the Deposit Agreement pursuant to which Depositary Receipts evidencing the Depositary Shares are to be issued, the Deposit Agreement will be a valid, binding and legal obligation of the Company, and such Depositary Receipts duly issued thereunder will be legally issued and will entitle the holders to the rights in respect of the Depositary Shares and Preferred Stock represented thereby specified in such Depositary Receipts and the Deposit Agreement.

     (3) When the Senior Note Indenture and any supplemental indenture to be entered into in connection with the issuance of the Senior Notes, the Subordinated Note Indenture and any supplemental indenture to be entered into in connection with the issuance of the Junior Subordinated Notes or the Guarantee Agreements, as applicable, have been duly executed and delivered by the proper officers of the Company and the trustees named therein, and when the Senior Notes and the Junior Subordinated Notes, as the case may be, have been executed, authenticated and delivered in accordance with the terms of the Senior
         Note Indenture or the Subordinated Note Indenture, as applicable, the Senior Notes, the Junior Subordinated Notes and the Guarantees will be valid, binding and legal obligations of the Company (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general principles of equity, whether considered in a proceeding at law or in equity).

          In rendering the foregoing opinions with respect to matters of New York law, we have relied on the opinion of Dewey Ballantine LLP attached hereto as Annex I and with respect to matters of Mississippi law, we have relied on the opinion of Balch & Bingham LLP attached hereto as Annex II.

         In connection with the opinions expressed above, we have assumed that, at or prior to the time of the delivery of any such security, (i) the Registration Statement shall have been declared effective and such effectiveness shall not have been terminated or rescinded and (ii) there shall not have occurred any change in law affecting the validity or enforceability of such security. We have also assumed that none of the terms of any security to be established subsequent to the date hereof, nor the issuance and delivery of such security, nor the compliance by the Company with the terms of such security will violate any applicable law or will result in a violation of any provision of any instrument or agreement then binding upon the Company, or any restriction imposed by any court or governmental body having jurisdiction over the Company.

         We are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States and, to the extent set forth here, the laws of the States of New York and Mississippi.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the statements with respect to our firm under the caption "Legal Matters" in the prospectus forming part of the Registration Statement. In giving the foregoing consent, we do not hereby admit that we come within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission thereunder. This opinion may not be furnished or quoted to, or relied upon by, any other person for any purpose, without our prior written consent.

                                Very truly yours,


                                /s/ TROUTMAN SANDERS LLP
                                TROUTMAN SANDERS LLP

                                                                         Annex I

                              DEWEY BALLANTINE LLP

                           1301 Avenue of the Americas
                          New York, New York 10019-6092
                        tel 212 259-8000 fax 212 259-6333




                                                              August 22, 2003


Troutman Sanders LLP
Bank of America Plaza
600 Peachtree Street, N.E.
Suite 5200
Atlanta, Georgia 30308-2216

         Re:  Registration Statement on Form S-3

Ladies and Gentlemen:

         We are acting as counsel to the prospective underwriters in connection with the preparation of a Registration Statement on Form S-3, including a preliminary prospectus (the "Registration Statement"), filed with the Securities and Exchange Commission (the "Commission") on August 21, 2003, for the registration under the Securities Act of 1933, as amended (the "Act"), of (1) Preferred Stock to be issued by Mississippi Power Company (the "Company"), (2) Depositary Preferred Shares to be issued by the Company, (3) Junior Subordinated Notes (the "Junior Subordinated Notes") to be issued by the Company, (4) Trust Preferred Securities to be issued by Mississippi Power Capital Trust III and Mississippi Power Capital Trust IV, (5) the Company's Guarantees (as defined in the Registration Statement) with respect to such Trust Preferred Securities and
(6) Senior Notes (the "Senior Notes") to be issued by the Company. The Junior Subordinated Notes will be issued pursuant to the Subordinated Note Indenture, dated as of February 1, 1997, as supplemented, between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee (the "Subordinated Note Indenture"), the Guarantees will be issued pursuant to separate guarantee agreements between the Company and the trustees named therein (the "Guarantee Agreements") and the Senior Notes will be issued pursuant to the Senior Note Indenture, dated as of May 1, 1998, as supplemented, between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee (the "Senior Note Indenture"), in each case in the respective forms filed as exhibits to the Registration Statement. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Registration Statement.

         We are of the opinion that, upon compliance with the pertinent provisions of the Act, the Trust Indenture Act of 1939, as amended, and the Public Utility Holding Company Act of 1935, as amended, upon compliance with applicable securities or blue sky laws of various jurisdictions, and upon the adoption of appropriate resolutions by the Board of Directors of the Company or a duly authorized committee thereof, when the Senior Notes, the Junior Subordinated Notes and the Guarantees have been issued and sold upon the terms specified in the orders of the Commission, when the Senior Note Indenture and any supplemental indenture to be entered into in connection with the issuance of the Senior Notes, the Subordinated Note Indenture and any supplemental indenture to be entered into in connection with the issuance of the Junior Subordinated Notes or the Guarantee Agreements, as applicable, have been duly executed and delivered by the proper officers of the Company and the trustees named therein, and when the Senior Notes and the Junior Subordinated Notes, as the case may be, have been executed, authenticated and delivered in accordance with the terms of the Senior Note Indenture or the Subordinated Note Indenture, as applicable, the Senior Notes, the Junior Subordinated Notes and the Guarantees will be valid, binding and legal obligations of the Company (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general principles of equity, whether considered in a proceeding at law or in equity).

         In connection with the opinions expressed above, we have assumed that, at or prior to the time of the delivery of any such security, (i) the Registration Statement shall have been declared effective and such effectiveness shall not have been terminated or rescinded and (ii) there shall not have occurred any change in law affecting the validity or enforceability of such security. We have also assumed that none of the terms of any security to be established subsequent to the date hereof, nor the issuance and delivery of such security, nor the compliance by the Company with the terms of such security will violate any applicable law or will result in a violation of any provision of any instrument or agreement then binding upon the Company, or any restriction imposed by any court or governmental body having jurisdiction over the Company.

         We are members of the State Bar of New York and we do not express any opinion concerning any law other than the law of the State of New York.

         This opinion is furnished solely for your benefit in connection with your rendering an opinion to the Company to be filed as Exhibit 5.1 to the Registration Statement and we hereby consent to your attaching this opinion as an annex to such opinion. In giving the foregoing consent, we do not hereby admit that we come within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission thereunder. This opinion may not be relied upon by you for any other purpose, or quoted to or relied upon by any other person, firm or entity for any purpose, without our prior written consent.

                                Very truly yours,


                                /s/ DEWEY BALLANTINE LLP
                                 DEWEY BALLANTINE LLP

                                                                        Annex II

                       [Letterhead of Balch & Bingham LLP]



                                 August 22, 2003


Troutman Sanders LLP
600 Peachtree Street, N.E.
Suite 5200
Atlanta, Georgia 30308-2216

         Re:  Registration Statement on Form S-3

Ladies and Gentlemen:

         We are acting as general counsel to Mississippi Power Company (the "Company") in connection with the preparation of a Registration Statement on Form S-3 (the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of certain securities, including
(1) Preferred Stock (the "Preferred Stock") to be issued by the Company and (2) Depositary Preferred Shares (the "Depositary Preferred Shares") to be issued by the Company. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Registration Statement.

         We are of the opinion that, upon compliance with the pertinent provisions of the Act, the Trust Indenture Act of 1939, as amended, and the Public Utility Holding Company Act of 1935, as amended, upon compliance with applicable securities or blue sky laws of various jurisdictions, and upon the adoption of appropriate resolutions by the Board of Directors of the Company or a duly authorized committee thereof, when the Depositary Preferred Shares and the Preferred Stock have been issued and sold upon the terms specified in the orders of the Commission:

     (1) Upon the filing in the Office of the Secretary of State of the State of Mississippi of articles of amendment that set forth the name of the corporation, the text of the amendment determining the terms of the Preferred Stock and a statement or resolution that the amendment establishing the Preferred Stock was adopted by the Board of Directors, including the date of adoption, and when certificates for the Preferred Stock have been executed, countersigned and registered in accordance with such resolutions of the Board of Directors and the By-Laws of the Company, the shares of Preferred Stock will be legally issued, fully paid and non-assessable shares of the Company and the holders and owners thereof will be entitled to all the rights and preferences to be set forth in the articles of the Company, as amended.

     (2) Upon due authorization, execution and delivery of the Deposit Agreement pursuant to which Depositary Receipts evidencing the Depositary Shares are to be issued, the Deposit Agreement will be a valid, binding and legal obligation of the Company, and such Depositary Receipts duly issued thereunder will be legally issued and will entitle the holders to the rights in respect of the Depositary Shares and Preferred Stock represented thereby specified in such Depositary Receipts and the Deposit Agreement.

         In connection with the opinions expressed above, we have assumed that, at or prior to the time of the delivery of any such security, (i) the Registration Statement shall have been declared effective and such effectiveness shall not have been terminated or rescinded and (ii) there shall not have occurred any change in law affecting the validity or enforceability of such security. We have also assumed that none of the terms of any security to be established subsequent to the date hereof, nor the issuance and delivery of such security, nor the compliance by the Company with the terms of such security will violate any applicable law or will result in a violation of any provision of any instrument or agreement then binding upon the Company, or any restriction imposed by any court or governmental body having jurisdiction over the Company.

         We are members of the State Bar of Mississippi and we do not express any opinion herein concerning any law other than the law of the State of Mississippi.

         This opinion is furnished solely for your benefit in connection with your rendering an opinion to the Company to be filed as Exhibit 5.1 to the Registration Statement and we hereby consent to your attaching this opinion as an annex to such opinion. This opinion may not be relied upon by you for any other purpose, or quoted to or relied upon by any other person, firm or entity for any purpose, without our prior written consent.


                                Very truly yours,


                                /s/ BALCH & BINGHAM LLP
                                BALCH & BINGHAM LLP